Exhibit 99.1

Trump Media Announces Expansion into Financial Services

TMTG Launches Truth.Fi Brand, Plans to Build Investment Vehicles
 Based on America-First Principles

SARASOTA, Fla., Jan 29, 2025 (GLOBE NEWSWIRE) -- Trump Media and Technology Group Corp. (Nasdaq: DJT) (“TMTG”), operator of the social media platform Truth Social and the video streaming platform Truth+, is announcing today that the company’s board of directors has approved a financial services and financial technology strategy, which will include the launch of the financial services and FinTech brand Truth.Fi.

To diversify the Company’s cash and cash-equivalent reserves of over $700 million as of December 31, 2024, the board has approved the investment of up to $250 million to be custodied by Charles Schwab.  In addition to traditional investment vehicles, these funds may be allocated to:

Customized separately managed accounts (“SMAs”);
Customized exchange-traded funds (“ETFs”);
Bitcoin and similar cryptocurrencies or crypto-related securities.

The SMAs will be developed in partnership with Charles Schwab, which would also broadly advise on TMTG’s Truth.Fi investments and strategy. An affiliate of Yorkville Advisors (“Yorkville”) would serve as the Registered Investment Adviser for investment vehicles and financial products, which are expected to focus on investments in American growth, manufacturing, and energy companies as well as investments that strengthen the Patriot Economy.

“We look forward to launching Truth.Fi, introducing TMTG’s investment vehicles, and unlocking synergies,” said TMTG CEO and Chairman Devin Nunes. “Truth.Fi is a natural expansion of the Truth Social movement. We began by creating a free-speech social media platform, added an ultra-fast TV streaming service, and now we’re moving into investment products and decentralized finance. Developing American First investment vehicles is another step toward our goal of creating a robust ecosystem through which American patriots can protect themselves from the ever-present threat of cancellation, censorship, debanking, and privacy violations committed by Big Tech and woke corporations.”

The Company anticipates that Truth.Fi products and services, including multiple investment vehicles, will be rolled out in 2025 as new agreements are consummated, funding levels are determined, and any necessary approvals by financial regulators are secured.

About TMTG

The mission of TMTG is to end Big Tech’s s assault on free speech by opening up the Internet and giving people their voices back. TMTG operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations, as well as Truth+, a TV streaming platform focusing on family-friendly live TV channels and on-demand content.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America)
Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com

Cautionary Statement About Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this press release that are not historical facts are forward-looking statements and include, for example, statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of TMTG. We have based these forward-looking statements on our current expectations about future events, including the rollout of products and features and the future plans, timing and potential success of our future collaborations. The forward-looking statements included in this press release are based on our current beliefs and expectations of our management as of the date of this press release. These statements are not guarantees or indicative of future performance. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “soon,” “goal,” “intends,” or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control. Important assumptions and other important factors that could cause actual results to differ materially from those forward- looking statements include, but are not limited to, our ability to recognize the anticipated benefits of Truth.Fi and our future collaborations; the possibility that we may be adversely impacted by economic, business, and/or competitive factors; our limited operating history making it difficult to evaluate our business and prospects; our inability to effectively manage future growth and achieve operational efficiencies; our inability to grow or maintain our active user base; our inability to achieve or maintain profitability; occurrence of a cyber incident resulting in information theft, data corruption, operational disruption and/or financial loss; potential diversion of management’s attention and consumption of resources as a result of new products and strategies; and those additional risks, uncertainties and factors described in more detail under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and in our other filings with the Securities and Exchange Commission. We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the issuance of this press release to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.